PS FINANCIAL, INC.

                             4800 South Pulaski Road
                          Chicago, Illinois 60632-4195
                                 (773) 376-3800
--------------------------------------------------------------------------------





                                                               April 19, 2001





Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of PS Financial, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders of the Company. The meeting will be held at 11:00 a.m., local time, on Wednesday, May 16, 2001 at the main office of the Company located at 4800 South Pulaski Road, Chicago, Illinois.

         At the meeting, stockholders are being asked to elect two directors and to ratify the appointment of Crowe, Chizek and Company as the Company's independent auditors for the fiscal year ending December 31, 2001. Your board of Directors recommends that you vote FOR the nominees named herein and FOR the ratification of the appointment of the independent auditors.

         Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.


Very truly yours,


/s/ Kimberly P. Rooney

Kimberly P. Rooney
President and Chief Executive Officer

                               PS Financial, Inc.
                             4800 South Pulaski Road
                             Chicago, Illinois 75711
                                 (773) 376-3800


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on May 16, 2001

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of PS Financial, Inc. (the "Company") will be held at the main office of the Company located at 4800 South Pulaski Road, Chicago, Illinois on May 16, 2001 at 11:00 a.m., local time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company;

         2. The ratification of the appointment of Crowe, Chizek and Company, LLP as auditors for the Company for the fiscal year ending December 31, 2001;

and such other matters as may properly come before the Meeting, or at any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on April 2, 2001 are the stockholders entitled to vote at the Meeting, and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed Proxy Card which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

By Order of the Board of Directors


/s/ Kimberly P. Rooney

Kimberly P. Rooney
President and Chief Executive Officer

Chicago, Illinois
April 19, 2001



IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED
IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                               PS Financial, Inc.
                             4800 South Pulaski Road
                             Chicago, Illinois 75711
                                 (773) 376-3800


                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 16, 2001

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and executive officers named in this proxy statement of PS Financial, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") which will be held at the main office of the Company located at 4800 South Pulaski Road, Chicago, Illinois on May 16, 2001 at 11:00 a.m., local time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 19, 2001. Certain of the information provided herein relates to Preferred Savings Bank (the "Bank"), a wholly-owned subsidiary and predecessor of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of two directors of the Company and (ii) the ratification of the appointment of Crowe, Chizek and Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

Voting Rights, Vote Required and Proxy Information

         All shares of common stock of the Company, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked, will be voted at the Meeting in accordance with the instructions thereon. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of the votes cast on the matter shall be the act of the stockholders. Proxies marked to abstain with respect to a proposal will have the same effect as votes against the proposal. Votes withheld (for the election of directors) and broker non-votes will have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes will be treated as shares present at the Meeting for purposes of determining a quorum.

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments or postponements thereof. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to S. J. Ptak, Secretary, at the address shown above.

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on April 2, 2001 will be entitled to one vote for each share then held. As of that date, the
Company had 1,277,632 shares of Common Stock issued and outstanding. The following table sets forth, as of April 19, 2001, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock; (ii) the Chief Executive Officer; and (iii) all directors and executive officers of the Company and the Bank as a group. For information regarding the beneficial ownership of Common Stock by directors of the Company, see "Proposal I--Election of Directors--General."

                                                   Shares          Percent
                                                Beneficially         of
         Beneficial Owner                           Owned           Class

Paul J. Duggan                                     130,200           10.19%
Jackson Boulevard Capital Management, Ltd.
Jackson Boulevard Equities, L.P.
Jackson Boulevard Partners
Jackson Boulevard Investments, L.P.
Jackson Offshore Fund, Ltd.(1)
53 West Jackson Blvd.
Suite 400
Chicago, Illinois 60604

PS Financial, Inc.(2)                              165,053           12.92
Employee Stock Ownership Plan ("ESOP")
4800 South Pulaski Road
Chicago, Illinois 60632-4195

Kimberly P. Rooney, President,(3)                  197,442           14.63
  Chief Executive Officer and Director
4800 South Pulaski Road
Chicago, Illinois 60632-4195

All directors and executive                        376,893           27.55
  officers (8 persons) as a group(4)
-----------

(1) The above information is as reported by Paul J. Duggan ("Duggan"), Jackson Blvd Capital Management Ltd. ("Jackson Capital"), Jackson Blvd Equities, L.P. ("Jackson Equities"), Jackson Blvd Investments, L.P. ("Jackson Investments") and Jackson Offshore Fund, Ltd. ("Jackson Offshore") on Amendment No. 4 to Schedule 13-D dated April 11, 2000. Pursuant to such report, Duggan reported sole voting and dispositive power over 500 shares, shared voting power over 112,575 shares and shared dispositive power over 129,700 shares. Jackson Capital reported sole voting and dispositive power over no shares, shared voting power over 57,075 shares and shared dispositive power over 74,200 shares. Jackson Equities reported sole voting and dispositive power over no shares and shared voting and dispositive power over 37,814 shares. Jackson Partners reported sole voting and dispositive power over no shares and shared voting and dispositive power over 55,500 shares. Jackson Investments reported sole voting and dispositive power over no shares and shared voting and dispositive power over 19,261 shares. Jackson Offshore reported sole voting and dispositive power over no shares, shared voting power over no shares and shared dispositive power over 17,125 shares.

(2) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 76,958 of which have been allocated to accounts of participants. First Bankers Trust, Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(3) Includes shares held directly as well as 19,317 shares allocated to Ms. Rooney's account pursuant to the Company's ESOP and 32,733 shares which Ms. Rooney has the right to acquire pursuant to stock options that are currently exercisable. The amount shown above also includes shares held by family members including directors S. J. and L. G. Ptak, as well as 32,733 currently exercisable options awarded to S.J. Ptak and 6,546 currently exercisable options awarded to L. G. Ptak.

(4) Amount includes shares held directly, as well as shares allocated to such individuals under the ESOP, shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. The amounts reported include 90,504 shares subject to currently exercisable options awarded to such individuals pursuant to the Stock Option Plan.

                       PROPOSAL I - ELECTION OF DIRECTORS

General

         The Company's Board of Directors currently consists of eight members, each of whom is also a director of the Bank with the exception of L.G. Ptak, Paul J. Duggan, Vincent Cainkar and John Janczur. The Board is divided into three classes, and approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year term or until their respective successors are elected and qualified.

         The following table sets forth certain information, as of April 2, 2001, regarding the composition of the Company's Board of Directors, including each director's term of office. On April 5, 2001, the Company's Board of Directors expanded the size of the Board and appointed Vincent Cainkar and John Janczur to serve two year and one year terms effective on April 25, 2001, respectively. On January 5, 2001, Mr. Cainkar submitted a notice to nominate himself to the Board of Directors. Upon his appointment to the Board on April 5, 2001, Mr. Cainkar withdrew his nomination.

         The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

                                                                                 Shares of
                                                                                 Common Stock Percent
                                  Position(s) Held        Director      Term to  Beneficially    of
          Name        Age          in the Company         Since(1)      Expire     Owned(2)    Class
--------------------- ---  ----------------------------  ------------ ---------- ------------ --------

                                                  NOMINEES

Edward Wolak           77   Director                         1969        2004          17,746  1.39%
Lorraine G. Ptak(3)    76   Director                         1975        2004         197,442  14.63

                                       DIRECTORS CONTINUING IN OFFICE

Sylvester J. Ptak(3)   76   Chairman of the Board            1969        2002         197,442  14.63
Kimberly P. Rooney(3)  44   President, Chief Executive       1989        2002         197,442  14.63
                            Officer and Director
John Janczur           35   Director                         2001        2002             620   0.05
Jeanine M. McInerney   43   Director                         1996        2003          10,746   0.84
Paul J. Duggan         50   Director                         2000        2003         130,200  10.19
Vincent Cainkar        52   Director                         2001        2003          19,714   1.54

(1)      Includes  service  as  director of   Preferred  Savings Bank  with  the
         exception of Paul J. Duggan, Vincent Cainkar and John Janczur..

(2) Amount includes shares held directly, as well as shares allocated to such individuals under the ESOP, shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. The amounts reported also include 6,546,6,546, 6,546, 32,733 and 32,733 shares which Ms. McInerney, Mr. Wolak, Ms. Ptak, Mr. Ptak and Ms. Rooney, respectively, have the right to acquire pursuant to stock options that are currently exercisable.

(3) See footnote three on previous page.

         The principal occupation of each director of the Company and each nominee for director is set forth below. All directors and nominees have held their present positions for at least 5 years unless otherwise indicated.

         Edward Wolak. Mr. Wolak is a retired plant engineer with Crown Stove, Inc., a position he held for approximately 40 years. Mr. Wolak is the spouse of Lorraine Ptak's sister.

         Lorraine G. Ptak. Ms. Ptak is currently serving as Secretary-Treasurer of the Bank, a position she has held since 1975. Mrs. Ptak is also a director of the Holding Company. Mrs. Ptak is the wife of Chairman S.J. Ptak and the mother of President Rooney.

         Sylvester J. Ptak. Mr. Ptak is the Chairman of the Board and Vice President of the Bank, a position he has held since 1995. Mr. Ptak has been a member of the Board of Directors of the Bank since 1969. He also served as Secretary of the Bank from 1969 to 1975 and President and Chief Executive Officer of the Bank from 1975 to 1995. Mr. Ptak is the father of President Rooney and husband of Secretary-Treasurer Lorraine Ptak. As Chairman of the
Board and Vice President of the Bank, Mr. Ptak supervises the lending department.

         Kimberly P. Rooney. Ms. Rooney is currently serving as President and Chief Executive Officer of the Bank, a position she has held since 1995. Prior to joining the Bank as President, Ms. Rooney served as an attorney for the Bank. From time to time, Ms. Rooney performs legal work for long-time clients. Ms. Rooney is the daughter of Chairman Ptak and Secretary-Treasurer Lorraine Ptak.

         John Janczur. Mr. Janczur is an attorney practicing with Kokoszka and Janczur, located in Chicago, Illinois. His practice areas include residential and commercial real estate, title insurance and business law.

         Jeanine McInerney. Ms. McInerney is a clinical nurse consultant with Healthpoint Medical. She has been employed as a nurse for approximately 15 years.

         Paul J. Duggan. Since 1993, Mr. Duggan has served as Managing General Partner of Jackson Boulevard Capital Management, Ltd., which was organized as a limited partnership for the purpose of investing in marketable securities with an emphasis on securities of savings and loans, banks and other companies in the banking field. Mr. Duggan is also President of Jackson Fund, a hedge fund management firm.

         Vincent Cainkar. Mr. Cainkar is an attorney in private practice practicing in the Chicago area and a licensed real estate broker in the State of Illinois. In 1999, Mr. Cainkar served as a director of Damen Financial Corporation, the parent company of Damen National Bank.

Meetings and Committees of the Board of Directors

         Meetings of the Company's Board of Directors generally are held on a quarterly basis. The Board of Directors met four times during the fiscal year ended December 31, 2000. During fiscal 2000, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings. The Company has standing Nominating, Audit and Compensation Committees.

         The Bank's Board of Directors generally meets monthly and may have additional special meetings upon request of the Chairman of the Board, the President or one-third of the directors. The Board of Directors of the Bank met twelve times during the year ended December 31, 2000. During fiscal 2000, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Board of Directors has standing Nominating, Loan, Investment, Audit, CRA and Interest Rate Risk Committees.

         The Nominating Committee is composed of Directors S.J. Ptak, Kimberly Rooney and L.G. Ptak and selects the annual nominees for election as directors. This Committee met one time during the fiscal year ended December 31, 2000.

         The Loan Committee meets to approve all loans originated by the Bank and sets interest rates for all loan types. The entire Board of Directors comprises the Loan Committee. This Committee met 12 times during calendar year 2000.

         The Investment Committee develops investment objectives and performance standards consistent with the Bank's financial needs and reviews the Bank's investment policies and recommends changes to the full Board. This Committee is comprised of Chairman Ptak, President Rooney and Chief Financial Officer Przybyl and met 12 times during calendar year 2000.

         The Audit Committee meets at least annually to review and recommend the Company's and the Bank's engagement of external auditors. Such Committee reviews audit reports and related matters and acts as the liaison with Preferred
Savings' external auditors and the Board. Directors Duggan and McInerney currently comprise the Committee. This Committee met three times in 2000.

         The Compensation Committee is responsible for administration of the Stock Option Plan and the Recognition and Retention Plan. The members of the Compensation Committee are Directors McInerney and Wolak. This Committee met one time during fiscal 2000.

         The CRA Committee meets on a monthly basis to review compliance with the Community Reinvestment Act. The CRA Committee is composed of the entire Board of Directors. This Committee met 12 times during calendar year 2000.

         The Interest Rate Risk Committee is comprised of Chairman Ptak, Director Rooney and officer Przybyl. This Committee meets quarterly to review the Bank's interest rate risk position and product mix and make recommendations for adjustments to the full Board. This Committee met four times in fiscal 2000.

Director Compensation

         The Board of Directors of the Company are paid a fee of $300 quarterly for Board Meetings attended. The Board of Directors of the Bank are paid a monthly fee of $300 for service on the Board. Directors do not receive any compensation for Committee meetings attended.

Executive Compensation

         The following table sets forth information concerning the compensation for services in all capacities to the Company for the fiscal year ended December 31, 2000 of the Company's Chief Executive Officer. No other executive officer's aggregate annual compensation (salary plus bonus) exceeded $100,000 in fiscal 2000.


                                SUMMARY COMPENSATION TABLE

                                                       Long Term Compensation
                                                               Awards
                                                       ---------------------
                      Annual Compensation(1)           Restricted
-------------------------------------------------------  Stock     Options/   All Other
                                 Fiscal Salary   Bonus  Award(s)     SARs    Compensation
    Name and Principal Position   Year    ($)     ($)    ($)(2)     (#)(2)     ($)(3)
-------------------------------- ------ ------- ------- ---------- --------- ------------
Kimberly P. Rooney, President,    2000  $99,000 $18,000  $   ---         ---   $   25,360
Chief Executive Officer and
Director(1)                       1999   92,000  18,000      ---         ---       28,830

                                  1998   87,000  10,000      ---         ---      138,883
================================ ====== ======= ======= ========== ========= ============

(1) Pursuant to SEC rules, the table excludes perquisites and other personal benefits which do not exceed the lesser of $50,000 or 10% of salary and bonus.
(2) Pursuant to the Stock Option and Incentive Plan, the Company granted to Ms. Rooney an option to purchase 54,553 shares. In addition, pursuant to the Company's Recognition and Retention Plan, the Company granted to Ms. Rooney 21,821 shares of restricted stock with a value of $305,494 based on the market price of PS Financial, Inc. Common Stock on May 26, 1997, the date of grant.
(3) Amount reflects the dollar value of shares allocated to Ms. Rooney's account pursuant to the Company's ESOP.

Employment Agreement And Severance Agreements

         The Bank has entered into employment agreements with Chairman Ptak and President Rooney providing for an initial term of three years. The agreements provide for an annual base salary in an amount not less than each individual's respective salary and provide for an annual extension subject to the performance of an annual formal evaluation by disinterested members of the Board of Directors of the Bank. The agreements also provide for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreements are also terminable by the employee upon 90 days' notice to the Bank.

         In addition, in the event of an "involuntary termination" in which the employment of the employee is terminated without the written consent of the employee and includes a material diminution of or interference with the employee's duties, responsibilities and benefits as specified in the agreements, the employee will be entitled to the benefits under the agreement for the remaining term of the agreement.

         The employment agreements provide for payment to Chairman Ptak and President Rooney of an amount equal to 299% of their five-year annual average compensation, respectively, in the event there is a "change in control" of the Bank where employment involuntarily terminates in connection with such change in control or within twelve months thereafter. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss.574.3 or 4. Such events are generally triggered prior to the acquisition or control of 25% of the Holding Company's common stock. If the employment of Chairman Ptak or President Rooney had been terminated as of December 31, 2000 under circumstances entitling them to severance pay as described above, they would have been entitled to receive a lump sum cash payment of approximately $292,788 and $166,360, respectively. The agreements also provide for the continued payment to Chairman Ptak and President Rooney of health benefits for the remainder of the term of this contract in the event such individual is involuntarily terminated in the event of change in control.

         The Bank entered into a change in control severance agreement with Officer Jeffrey Przybyl. The agreement became effective upon completion of the Conversion and provides for an initial term of 18 months. The agreement provides for extensions of one year, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Bank. The agreement provides for termination for cause or in certain events specified by OTS regulations.

         The agreement provides for a lump sum payment to Mr. Przybyl of $40,000 and the continued payment for the remaining term of the contract of life and health insurance coverage maintained by the Bank in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Code to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five-year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss.574.3 or 4 or any successor regulation. Such events are generally triggered prior to the acquisition of control of 25% of the Company's Common Stock.

         The following table provides information as to the value of the options held by the Company's President and Chief Executive Officer at December 31, 2000, none of which have been exercised. No stock appreciation rights were granted as of such date.

         The following table sets forth the number and value of unexercised stock options held by the Kimberly P. Rooney. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on December 29, 2000, the last trading day in fiscal 2000. On that date, the price was $10.50 per share, based on the closing price of the Company's common stock as reported on the Nasdaq Stock Market. Since the exercise price of the options held by Ms. Rooney was higher than the market value of the Company's Common Stock, none of the options were in-the-money at fiscal year-end. No stock options were exercised by Ms. Rooney during the fiscal year ended December 31, 2000.


                Aggregated Option/SAR Exercises in Last Fiscal Year and Year-end Option/SAR Values



                                                          Number of Securities           Value of Unexercised
                                                         Underlying Unexercised              In-the-Money
                               Shares                       Options/SARs at                 Options/SARs at
                              Acquired      Value              FY-End (#)                     FY-End ($)
                             on Exercise   Realized  ------------------------------ -------------------------------
            Name                 (#)         ($)      Exercisable   Unexercisable    Exercisable    Unexercisable
--------------------------- ------------- ---------- -------------  --------------- ------------- -----------------
Kimberly P. Rooney               --           ---      32,733(1)      21,822(1)          $0              $0
=========================== ============= ========== =============  =============== ============= =================

(1) Represents options to purchase Common Stock awarded to the Company's Chief Executive Officer and President. The options vest in five equal annual installments. The first installment vested on May 26, 1998, with the remaining installments to vest equally on May 26, 1999, 2000, 2001 and 2002.

Report of the Audit Committee of the Board of Directors

         Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

         Membership and Role of the Audit Committee. The Audit Committee consists of the following members of the Company's Board of Directors: Paul J. Duggan and Jeanine McInerney. Each of the members of the Audit Committee is independent as defined under the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors which is included in this proxy statement as Appendix A.

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (2) review and appraise the audit efforts of the Company's independent accountants and internal audit department; (3) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; and (4) provide an open avenue of communication among the independent accountants, financial and senior management, counsel, the internal audit department and the Board of Directors.

         Review of the Company's Audited Financial Statements for the Fiscal Year ended December 31, 2000. The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with the Company's management. The Audit Committee has discussed with Crowe, Chizek and Company LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Audit Committee has also received the written disclosures and the letter from Crowe, Chizek and Company LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Crowe, Chizek and Company LLP with that firm.

         Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                 Paul J. Duggan
                                Jeanine McInerney

Certain Transactions

         The Bank has followed a policy of granting loans to officers, directors and employees, if such loans are made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Bank's loan committee. All loans by the Bank to its executive officers and directors are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to executive officers and directors be made on terms and conditions comparable to those for similar transactions with non-affiliates. At December 31, 2000 there were no loans to executive officers and directors and their associates.

                                   PROPOSAL II
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has renewed the Company's arrangement for Crowe, Chizek and Company, LLP to be its auditors for the 2001 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Crowe, Chizek and Company, LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

Audit Fees

         The aggregate fees and expenses billed by Crowe, Chizek and Company LLP, as independent auditor of the Company, in connection with the audit of the Company's annual financial statements as of and for the year ended December 31, 2000 and for the required review of the Company's financial information included in its Form 10-QSB filings for fiscal 2000 was $35,275.

Financial Information Systems Design and Implementation Fees

         There were no fees incurred for these services for fiscal 2000.

All Other Fees

         The aggregate fees and expenses billed by Crowe, Chizek and Company LLP for all other services rendered to the Company for the year ended December 31, 2000 was $22,455.

         The Audit Committee, after consideration of the matter, does not believe that the rendering of these services by Crowe, Chizek and Company LLP is incompatible with maintaining Crowe, Chizek and Company LLP's independence as the Company's principal accountant.

         The Board of Directors has renewed the Company's arrangement for Crowe, Chizek and Company LLP to be its auditors for the 2001 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Crowe, Chizek and Company LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Crowe, Chizek and Company LLP as the Company's auditors for the fiscal year ending December 31, 2001.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY, LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office, located at 4800 South Pulaski Road, Chicago, Illinois 60632-4195, no later than December 20, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act, as amended. Otherwise, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 4800 South Pulaski Road, Chicago, Illinois 60632-4195 by January 19, 2002; provided, however, that in the event that the date of the annual meeting is held before April 18, 2002 or after July 15, 2002, the stockholder proposal must be received not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made. All stockholder proposals must also comply with the Company's by-laws and Delaware law.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

BY ORDER OF THE BOARD OF DIRECTORS




Kimberly P. Rooney
President and Chief Executive Officer

Chicago, Illinois
April 19, 2001

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER

I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

o        Serve  as  an   independent   and   objective   party  to  monitor  the
         Corporation's financial reporting process and internal control system.

o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

o        Provide  an  open  avenue  of   communication   among  the  independent
         accountants, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II.      COMPOSITION

         The Audit Committee shall be comprised of two or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and the Chair or at least one member of the Committee shall have accounting or related financial management experience. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside firm.

         The members of the Committee and its Chair shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified.

III.     MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of this job to foster open communication, the Committee should meet at least annually with Executive Management, the Vice President/Controller (representing internal auditing function) and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Chair or full Committee should meet with the independent accountants and management quarterly to review the Corporation's financial statements consistent with IV.4 below.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountant's independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants and approve any proposed discharge about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes

8.       In  consultation  with the  independent  accountants  and the  internal
         auditors,   review  the  integrity  of  the  organization's   financial
         reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal accounting department.

Process Improvement

11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13.      Review  any   significant   disagreement   among   management  and  the
         independent   accountants  or  the  internal  auditing   department  in
         connection with the preparation of the financial statements.

14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

15. Review management's monitoring of the Corporation's legal and ethical compliance by ensuring that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

16. Review activities, organizational structure, and qualifications of the internal audit department.

17. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

18.      Perform  any  other  activities   consistent  with  this  Charter,  the
         Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                 REVOCABLE PROXY

                               PS FINANCIAL, INC.

                         Annual Meeting of Stockholders
                                  May 16, 2001


         The undersigned hereby appoints the Board of Directors of PS Financial, Inc. (the "Company"), and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on Wednesday, May 16, 2001 at 11:00 a.m., and at any and all adjournments thereof, as follows:

I.     The election as directors of all nominees listed below.

                   _____  FOR                      _____     WITHHELD

    INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

                     EDWARD WOLAK            LORRAINE G. PTAK

II. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors of the Company for the fiscal year ending December 31, 2001.

           _____    FOR         _____     AGAINST         _____    ABSTAIN


       In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof.

             The Board of Directors recommends a vote "FOR" each of
            the nominees listed above and the ratification of Crowe,
                       Chizek and Company LLP as auditors
          of the Company for the fiscal year ending December 31, 2001.



THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS I AND II. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

       The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement dated April 19, 2001 and the Company's Annual Report to Stockholders for the fiscal year ending December 31, 2000.




Dated:                                   ---------------------------------------
                                         SIGNATURE OF STOCKHOLDER




                                         ---------------------------------------
                                         SIGNATURE OF STOCKHOLDER


Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.